SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 30, 2002


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                    0-20028                  77-0214673
 (State of Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File Number)           Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

On September 30, 2002, Registrant sold 9,457,159 shares of its restricted Common Stock to Berg & Berg Enterprises, LLC, an affiliate of Carl Berg, a director and stockholder of Registrant, in a private placement transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Reference is made to the press release of Registrant issued on October 1, 2002, which is incorporated herein by this reference. A copy of the press releases is attached to this Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)  Exhibits.

          99.1 Press Release, dated October 1, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 2, 2002                             VALENCE TECHNOLOGY, INC.


                                            By:    /S/ KEVIN W. MISCHNICK
                                               --------------------------------
                                                   Kevin W. Mischnick
                                                   Vice President of Finance

                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release, dated October 1, 2002.